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                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549



                                  Form 8-K



                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): September 16, 2005



                           AMERITYRE CORPORATION
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        (Exact name of registrant as specified in its charter)


          NEVADA                    33-94318-C             87-0535207
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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)



                1501 Industrial Road, Boulder City, Nevada  89005
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                     (Address of principal executive office)


Registrant's telephone number, including area code: (702) 294-2689
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Item 7.01 Regulation FD Disclosure

     On September 19, 2005, Amerityre issued a press release announcing that Ace Products, LLC has postponed entering into a proposed license transaction with Amerityre. Under the terms of a non-binding Memorandum of Understanding between Amerityre and ACE, executed in August 2005, definitive agreements were to be executed no later than September 16, 2005. ACE has requested the postponement of the execution of the definitive agreements in order to provide ACE additional time to complete an assessment for the integration of products utilizing Amerityre's technology into the ACE product line. A press release further describing postponement is attached hereto as an exhibit.

     The information in Item 7.01 of this report and Exhibit 99 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

ITEM 9.01 Financial Statements and Exhibits

Exhibit 99 - Press Release dated September 19, 2005


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                       AMERITYRE CORPORATION


Date: September 19, 2005            /S/ Elliott N. Taylor, Executive VP